Net Interest Expense (Tables)	12 Months Ended
Mar. 31, 2016
Banking And Thrift Interest [Abstract]
Interest Expense, Net

The following components are included in interest expense, net:

	For the Years Ended March 31,
	2016	2015	2014
	(dollars in thousands)
Interest Income	$(6)	$(6)	$(5)
Interest Expense	15,891	14,768	16,751
Interest Expense (Income) – IRS	—	(3,847)	641
Other Expenses	698	828	895
Interest Expense, net	$16,583	$11,743	$18,282